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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (Date of earliest event reported): JUNE 23, 2005

                             WILLIAMS SCOTSMAN, INC.
             (Exact name of Registrant as specified in its Charter)


                                    MARYLAND
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         (State or other jurisdiction of incorporation or organization)


               033-68444                                52-0665775
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       (Commission File Number)           (I.R.S. Employer Identification No.)


        8211 TOWN CENTER DRIVE
          BALTIMORE, MARYLAND                            21236
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  (Address of principal executive offices)            (Zip Code)


                                 (410) 931-6000
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              (Registrant's telephone number, including area code)


                                      NONE
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               (Former name, former address and former fiscal year
                        - if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.   Other Events.

             On June 23, 2005, Williams Scotsman, Inc. issued a press release announcing that it has commenced a tender offer and consent solicitation for any and all of its outstanding 9 7/8% Senior Notes due 2007 and for any and all of its outstanding 10% Senior Secured Notes due 2008. The Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference into this filing.



Item 9.01.  Financial Statements and Exhibits.

(c)         Exhibits

EXHIBIT
NUMBER      DESCRIPTION
-------     -----------
99.1        Press Release issued on June 23, 2005


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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 23, 2005

                                        WILLIAMS SCOTSMAN, INC.



                                        By:  /s/ Robert C. Singer
                                             -----------------------------------
                                             Name:  Robert C. Singer
                                             Title: Executive Vice President
                                                    and Chief Financial Officer



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                                 EXHIBIT INDEX
                                 -------------



EXHIBIT
NUMBER      DESCRIPTION
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 99.1       Press Release issued on June 23, 2005